                                                              EXHIBIT 99.906CERT

  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, William Ferri, Principal Executive Officer of O'Connor Fund of Funds: Event LLC (formerly, UBS Event Fund, L.L.C.) (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 9, 2011                     /s/ William Ferri
                                        ----------------------------------------
                                        William Ferri, Principal Executive
                                        Officer

I, Robert Aufenanger, Principal Financial Officer of  O'Connor Fund of Funds:
Event LLC (formerly, UBS Event Fund, L.L.C.) (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 9, 2011                     /s/ Robert Aufenanger
                                        ----------------------------------------
                                        Robert Aufenanger, Principal Financial
                                        Officer